UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

————————
FORM 8-K
————————
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2013

————————
UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.
(Exact name of registrant as specified in its charter)
————————
Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL 60606
233 S. Wacker Drive, Chicago, IL 60606
(Address of principal executive offices) (Zip Code)

(312) 997-8000
(312) 997-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 8, 2013, United Continental Holdings, Inc. (“UAL”) issued in a public offering $300,000,000 principal amount of its 6.000% Senior Notes due 2020 (the “Notes”), which are guaranteed (the “Guarantee”) by UAL’s wholly-owned subsidiary United Airlines, Inc. (“United”).  The issuance of the Notes and the Guarantee was registered pursuant to UAL’s and United’s automatic shelf registration statement on Form S-3 (Registration Nos. 333-181014 and 333-181014-1) (the “Registration Statement”), filed with the Securities and Exchange Commission on April 27, 2012.  This Current Report on Form 8-K is being filed for the purpose of adding the opinion of Hughes Hubbard & Reed LLP that the Notes and the Guarantee are binding obligations as an exhibit with respect to the Registration Statement.  See Item 9.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
5.1	Opinion of Hughes Hubbard & Reed LLP that the Notes and the Guarantee are binding obligations -- filed herewith.
23.1	Consent of Hughes Hubbard & Reed LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC. UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Name:	Gerald Laderman
Title:	Senior Vice President Finance and Treasurer

Date: November 8, 2013

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Hughes Hubbard & Reed LLP that the Notes and the Guarantee are binding obligations -- filed herewith.
23.1	Consent of Hughes Hubbard & Reed LLP (included in Exhibit 5.1).